Exhibit 10.2

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER

SPECIAL WARRANTY DEED

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TRAVIS	§

That BUFFINGTON LAND, LTD., a Texas limited partnership (the “Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid to Grantor by BLD VOHL 6A-1, LLC, a Texas limited liability company (the “Grantee”), the receipt and sufficiency of which is hereby acknowledged, subject to the “Permitted Exceptions”, defined below, has GRANTED, SOLD AND CONVEYED and by these presents does hereby GRANT, SELL AND CONVEY unto the Grantee, the real property described on Exhibits A-B, attached hereto and incorporated herein (collectively, the "Property"), together with all improvements thereon, and fixtures affixed thereto.

This conveyance is made and accepted subject to (i) any and all restrictions, reservations, covenants, conditions, rights of way, easements, municipal and other governmental zoning laws, regulations and ordinances, if any, of record in said county, to the extent (but not further) the same are valid and subsisting and affect title to the Property conveyed hereby, and (ii) any and all mechanic’s, contractor’s and/or materialmen’s liens arising from or out of the construction of any improvements on the Property or the provision of any labor, services or materials in connection therewith (hereinafter collectively referred to as the "Permitted Exceptions").

GRANTEE HEREBY ACCEPTS THE PROPERTY IN ITS PRESENT CONDITION ON AN "AS IS", "WHERE IS" AND "WITH ALL FAULTS", INCLUDING ENVIRONMENTAL, AND ACKNOWLEDGES THAT (i) WITHOUT THIS ACCEPTANCE, THIS SALE WOULD NOT BE MADE, (ii) THAT GRANTOR SHALL BE AND IS UNDER NO OBLIGATION WHATSOEVER TO UNDERTAKE ANY REPAIR, ALTERATION, REMEDIATION OR OTHER WORK OF ANY KIND WITH RESPECT TO ANY PORTION OF THE PROPERTY, (iii) THAT THE CONSIDERATION PAID BY GRANTEE REFLECTS THE EXISTING CONDITIONS OF THE PROPERTY, INCLUDING THE PRESENCE OF ANY ENVIRONMENTAL CONTAMINATION THEREON, AND (iv) GRANTEE’S USE OR INTENDED USE OF THE PROPERTY MAY BE IMPAIRED BY ITS ENVIRONMENTAL CONDITION. GRANTEE AND ITS SUCCESSORS AND ASSIGNS HAVE, AND SHALL BE DEEMED TO HAVE, ASSUMED ALL RISK AND LIABILITY WITH RESPECT TO THE PRESENCE OF HAZARDOUS MATERIAL ON OR WITHIN OR UNDER THE SURFACE OF THE PROPERTY, WHETHER KNOWN OR UNKNOWN, APPARENT, NON-APPARENT OR LATENT, AND WHETHER EXISTING PRIOR TO, AT OR SUBSEQUENT TO, TRANSFER OF THE PROPERTY.

TO HAVE AND TO HOLD the above described property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto the said Grantee, its successors and assigns forever; and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND, all and singular the said property unto the said Grantee, its successors and assigns, against the lawful claims of all persons by through or under Grantor, but not otherwise; subject, however, to the Permitted Exceptions. Grantee assumes payment of all taxes, for prior, current and subsequent years.

* * *

EXECUTED to be effective as of this the ______ day of __________________, 2016.

GRANTOR:

BUFFINGTON LAND, LTD.
A Texas limited partnership

By:	Buffington Land Management, LLC
A Texas limited liability company
Its General Partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me on this the _________ day of ______________, 2016, by _________________, the _________________ of Buffington Land Management, LLC, a Texas limited liability company, General Partner of Buffington Land, Ltd, a Texas limited partnership, on behalf of each entity.

Notary Public, State of Texas

Printed Name of Notary

My Commission Expires:

AFTER RECORDING RETURN TO: